UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2000

                         APPLIED DIGITAL SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Missouri
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                 (State or other jurisdiction of incorporation)

                                    000-26020
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                            (Commission File Number)

                                   43-1641533
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                        (IRS Employer Identification No.)

            400 Royal Palm Way, Suite 410, Palm Beach, Florida 33480
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            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:                561-366-4800

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Item 5.  Other Events

     On October 17, 2000, the registrant and its Canadian subsidiary entered into a Second Amended and Restated Term and Revolving Credit Agreement with IBM Credit Corporation and IBM Financing, a division of IBM Canada Limited, which amended and restated the prior Amended and Restated Term and Revolving Credit Agreement dated as of July 30, 1999, as amended, among the parties and certain of their affiliates. A copy of the Second Amended and Restated Term and Revolving Credit Agreement is filed as Exhibit 99.1 hereto.


Item 7.  Financial Statements and Exhibits

        (c) Exhibits

                99.1 Second Amended and Restated Term and Revolving
                     Credit Agreement with IBM Credit Corporation and IBM Financing*

        * Certain exhibits and attachments, and portions thereof, are omitted from this filing, which will be provided at the request of the Staff of the Commission.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APPLIED DIGITAL SOLUTIONS, INC.
                                        (Registrant)


Date:     October 24, 2000              /s/ David A. Loppert
                                        ---------------------
                                        Vice President, Chief Financial Officer








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